News Release

CONTACTS:
Investors:
      Joe Selner, Chief Financial Officer,
      920-491-7120
Media:
      Cindy Moon-Mogush, Corporate Communications,
      920-431-8034

Associated third quarter earnings per diluted share $.63
* EPS up 11% over 3Q ‘04
* Deposits excluding brokered CDs up 5.7% (annualized) over 2Q ‘05
* Net charge-offs .09% of average loans (annualized)
* Efficiency ratio improves to 47.9%
* Fee income growth continues

GREEN BAY, Wis. — Oct. 20, 2005 — Associated Banc-Corp (NASDAQ: ASBC) earned $.63 per diluted share in the quarter ended Sept. 30, 2005, up 10.5 percent compared to $.57 per diluted share for both the second quarter of 2005 and the third quarter of 2004. For the nine months ended Sept. 30, 2005, diluted earnings per share were $1.79, up 6.5 percent from $1.68 per diluted share in the same period in 2004.

For the third quarter of 2005, return on average assets (ROAA) was 1.56 percent, return on average tangible equity (ROATE) was 24.55 percent and book value per share was $16.12, compared to 1.44 percent, 22.65 percent, and $15.80, respectively, for the second quarter of 2005. Comparatively, for the third quarter of 2004 ROAA was 1.60 percent, ROATE was 21.69 percent, and book value per share was $13.19. For the first nine months of 2005, ROAA was 1.51 percent and ROATE was 23.78 percent, compared to 1.62 percent and 21.98 percent, respectively, for the nine months ended Sept. 30, 2004.

“Noninterest income remained strong in the third quarter. While our net interest income continued to be under pressure from a challenging interest rate environment, we experienced solid growth in commercial and industrial loans and in retail loans. We achieved this growth while maintaining excellent credit quality, and our focus on expense management continues to deliver positive operating leverage,” Associated President and CEO Paul S. Beideman said. Two acquisitions significantly affect comparisons with 2004 periods.

1)     Associated’s acquisition of First Federal Capital Corp on Oct. 29, 2004. 2005 results include the balance sheet and operations of the $4 billion thrift, while the comparable 2004 periods do not. First Federal’s operations were successfully integrated onto Associated’s systems in February 2005.

2) The April 1, 2004, acquisition of Jabas Group, Inc., an employee benefits firm, affects the year-to-date comparison of retail commission income and noninterest expenses.

Net income was $81.0 million for the third quarter of 2005. This compares to $74.0 million for the quarter ended June 30, 2005, and $63.4 million for the third quarter of 2004. On a year-to-date basis, net income was $232.5 million, up 24 percent from $187.4 million for the comparable period of 2004.

Associated’s net interest income for the third quarter of 2005 was $164.1 million, compared to $166.7 million for the second quarter of 2005, and $133.2 million in the year-earlier quarter. For the first nine months of 2005, net interest income was $496.7 million, up from $394.2 million for the comparable year-to-date period of 2004.

Net interest margin for the third quarter was 3.56 percent, compared to 3.63 percent for the second quarter of 2005 and 3.76 percent for the third quarter of 2004. On a year-to-date basis, the net interest margin was 3.62 percent, versus 3.79 percent for the comparable period last year.

“Last quarter we indicated that based on our balance sheet dynamics and the current interest rate environment, the margin would compress in the third quarter and then stabilize and show improvement for the fourth quarter of 2005,” said Beideman. “We remain confident that this improvement will occur.

“Additionally, we are undertaking a new initiative that applies cash flows from maturing investments to reduce wholesale borrowings by $1.0 to $1.5 billion over the next 12 months, resulting in further improvement to the margin. We intend to use capital that is freed up from this initiative to buy back shares so that our efforts are accretive to shareholders. A measured approach to reducing borrowed funds affords management the flexibility to respond to changing market conditions and deliver the greatest value for our shareholders,” Beideman explained.

“We experienced growth in most core deposit categories in the third quarter and we see this trend continuing in the fourth quarter. Deposit growth is key to improving our margin and increasing net interest income,” he said.

Period end loans at Sept. 30, 2005, were $14.1 billion, up slightly from June 30, and up 30 percent over a year earlier, including the First Federal acquisition. Since June 30, both home equity loans and commercial and industrial loans grew 16 percent, annualized. Sequential quarter growth in these areas was offset by lower real estate construction and residential mortgage loan balances. Average loan balances for the third quarter of 2005 yielded 6.22 percent, 18 basis points higher than in the second quarter of 2005 and 97 basis points above the year-earlier quarter.

Deposits at Sept. 30, 2005, were $12.2 billion. Deposits, excluding brokered CDs, increased by 5.7 percent, annualized, since June 30, 2005, across most deposit categories. Deposits were up 26 percent over a year earlier, including the acquisition of First Federal. In the third quarter of 2005, average non-brokered interest-bearing deposits cost 2.08 percent, 16 basis points more than in the previous quarter and 70 basis points more than in the year-earlier quarter.

Asset quality remained steady, with third quarter net charge-offs of $3.3 million, compared to net charge-offs of $3.6 million for the second quarter of 2005 and $3.0 million for the third quarter of 2004. For the first nine months of 2005, net charge-offs were $9.0 million (0.09 percent of average loans, annualized), versus $13.7 million (0.17 percent of average loans, annualized) for the first nine months of 2004. The provision for loan losses tracked with the related net charge-off levels for each of the comparative periods, except in the third quarter of 2004 when no provision was recorded. Nonperforming loans at Sept. 30, 2005, were $110.7 million, representing 0.78 percent of loans, compared to $112.5 million or 0.80 percent of loans at June 30, 2005, and 0.84 percent of loans at Sept. 30, 2004. The allowance for loan losses was 1.35 percent of total loans at Sept. 30, 2005.

Noninterest income was $77.0 million for the third quarter of 2005, compared to $61.7 million for the second quarter of 2005, and $47.2 million for the third quarter of 2004, with year-to-date noninterest income at $210.0 million, or 39 percent higher than the same nine-month period in 2004.

Excluding net mortgage banking income and a $6.7 million net loss on derivatives from the second quarter of 2005, noninterest income was $65.0 million for the third quarter of 2005, compared to $66.1 million for the second quarter of 2005 and $46.5 million for the third quarter of 2004. For the nine months ended Sept. 30, 2005, noninterest income excluding net mortgage banking income and the second quarter derivative loss was $192.5 million, or 41 percent higher than $136.9 million for the first nine months of 2004. The derivative instruments that lost hedge accounting treatment were terminated in the third quarter of 2005, which will remove potential earnings volatility in the future.

Net mortgage banking income of $12.0 million for the third quarter of 2005 was $9.6 million higher than in the second quarter of 2005, with an additional $2.6 million in mortgage banking income and $7.0 million from improved value in the mortgage serving rights asset — that is, a $4.5 million valuation recovery in the third quarter, following a $2.5 million provision against the asset in the second quarter.

Service charges on deposit accounts of $22.8 million were up $0.6 million (11 percent annualized) over the second quarter of 2005. Trust service fees were $8.7 million in the third quarter of 2005, compared to $9.0 million in the second quarter of 2005. Retail commissions were $12.9 million, down from $15.4 million in the second quarter of 2005 and up from $11.9 million in the third quarter of 2004, reflecting the seasonality of insurance income.

Noninterest expense was $117.3 million for the third quarter of 2005, compared to $116.3 million for the second quarter of 2005 and $89.0 million for the third quarter of 2004. On a year-to-date basis, noninterest expense was $354.9 million, versus $267.9 million for the comparable nine-month period in 2004, largely due to the timing of the acquisitions mentioned earlier.

Personnel expense for the third quarter of 2005 was $66.4 million, down slightly ($0.5 million) from the second quarter of 2005, notably from lower severance costs following branch staffing reductions and back office efficiencies. All other noninterest expenses were $50.9 million, up $1.5 million or 3 percent over $49.4 million for the second quarter of 2005.

The efficiency ratio moved favorably, declining to 47.90 percent from 50.03 percent between the third and second quarters of 2005, and was 49.20 percent for the first nine months of 2005.

We anticipate we will meet consensus earnings estimates for 2005, based on our current trends and planned strategies,” Beideman added.

Associated closed its acquisition of State Financial Services Corp, a $1.5 billion financial services company based in Milwaukee, on Oct. 3, 2005.

During the third quarter, the company paid a dividend of 27 cents per share, up 8 percent from the year-earlier dividend.

Associated did not repurchase any shares during the third quarter. Year-to-date repurchases remain at 2.5 million shares at an average price of $33.05 per share, including 2 million shares repurchased in the second quarter under an accelerated share repurchase program.

Associated will host a conference call for investors and analysts at 3 p.m. CDT today. The toll-free dial-in number is 877-654-5513. Participants should ask the operator for the Associated Banc-Corp earnings call, or for call ID number 1466121. A taped play back of the call will be available through Oct. 28 by calling 800-642-1687.

Associated Banc-Corp, headquartered in Green Bay, Wis., is a diversified multibank holding company with total assets of $21 billion. With the acquisition of State Financial, Associated has more than 320 banking offices serving more than 170 communities in Wisconsin, Illinois, and Minnesota. The company offers a full range of traditional banking services and a variety of other financial products and services. More information about Associated Banc-Corp is available at www.AssociatedBank.com.

Statements made in this document that are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. These statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” or similar expressions. Outcomes related to such statements are subject to numerous risk factors and uncertainties including those listed in the company’s Annual Report to be filed on Form 10-K.

Six pages of tables attached.

Consolidated Balance Sheets (Unaudited)
Associated Banc-Corp
                                              September 30,    December 31,               September 30,
(in thousands)                                     2005            2004        % Change        2004       % Change
---------------------------------------------------------------------------------------------------------------------
Assets
Cash and due from banks                             $ 386,151       $ 389,311      (0.8%)       $ 286,799      34.6%
Interest-bearing deposits in other
 financial institutions                                14,598          13,321        9.6%          10,381      40.6%
Federal funds sold and securities purchased
 under agreements to resell                           103,481          55,440       86.7%          63,105      64.0%
Securities available for sale, at fair value        4,708,730       4,815,344      (2.2%)       4,166,760      13.0%
Loans held for sale                                    98,473          64,964       51.6%          72,266      36.3%
Loans                                              14,107,137      13,881,887        1.6%      10,830,627      30.3%
Allowance for loan losses                           (190,080)       (189,762)        0.2%       (175,007)       8.6%
                                             ---------------------------------           -----------------
 Loans, net                                        13,917,057      13,692,125        1.6%      10,655,620      30.6%
Premises and equipment                                174,086         184,944      (5.9%)         131,288      32.6%
Goodwill                                              679,993         679,993        0.0%         232,564     192.4%
Intangible assets                                     115,692         119,440      (3.1%)          69,863      65.6%
Other assets                                          543,470         505,254        7.6%         447,115      21.6%
                                             ---------------------------------           -----------------
 Total assets                                     $20,741,731     $20,520,136        1.1%     $16,135,761      28.5%
                                             =================================           =================

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits                  $ 2,256,774     $ 2,347,611          (3.9%) $ 1,867,905          20.8%
Interest-bearing deposits, excluding
  Brokered CDs                                  9,516,792        10,077,069          (5.6%) 7,623,042            24.8%
    Brokered CDs                                  407,459         361,559             12.7%   186,326             118.7%
                                             ---------------------------------           -----------------
 Total deposits                                12,181,025      12,786,239          (4.7%) 9,677,273            25.9%
Short-term borrowings                         2,778,993       2,926,716            (5.0%) 2,956,626           (6.0%)
Long-term funding                             3,545,458       2,604,540             36.1% 1,911,797            85.5%
Accrued expenses and other liabilities        173,690         185,222              (6.2%) 136,600              27.2%
                                             ---------------------------------           -----------------
 Total liabilities                             18,679,166      18,502,717            1.0%  14,682,296          27.2%
Stockholders' Equity
  Preferred stock                              -               -                           -
  Common stock                                 1,281           1,300               (1.5%)  1,105               15.9%
  Surplus                                     1,064,833       1,127,205            (5.5%) 585,274              81.9%
  Retained earnings                           978,489         858,847               13.9% 824,909              18.6%
  Accumulated other comprehensive income     21,776          41,205               (47.2%)49,265              (55.8%)
  Deferred compensation                       (3,814)         (2,122)               79.7% (1,981)              92.5%
  Treasury stock, at cost                      -              (9,016)            (100.0%) (5,107)           (100.0%)
                                             ---------------------------------           -----------------
 Total stockholders' equity                   2,062,565       2,017,419              2.2% 1,453,465            41.9%
                                             ---------------------------------           -----------------
 Total liabilities and stockholders' equity   $  20,741,731   $  20,520,136          1.1% $  16,135,761        28.5%
                                             =================================           =================

Consolidated Statements of Income (Unaudited)
Associated Banc-Corp
                                                 For The Three Months Ended,                 For The Nine Months Ended,
                                                        September 30,                              September 30,
                                               ---------------------------------           -------------------------------
(in thousands, except per share amounts)              2005           2004       % Change        2005            2004      % Change
-------------------------------------------------------------------------------------------------------------------------------------
Interest Income
Interest and fees on loans                               $223,202      $142,389       56.8%        $636,931      $415,090      53.4%
Interest and dividends on investment securities
 and deposits with other financial institutions
  Taxable                                                  40,050        31,590       26.8%         122,918        93,389      31.6%
  Tax-exempt                                                9,755        10,255      (4.9%)          28,985        30,757     (5.8%)
Interest on federal funds sold and securities
 purchased under agreements to resell                         384           241       59.3%             648           336      92.9%
                                               ---------------------------------           -------------------------------
 Total interest income                                    273,391       184,475       48.2%         789,482       539,572      46.3%
Interest Expense
Interest on deposits                                       53,598        27,191       97.1%         146,118        81,401      79.5%
Interest on short-term borrowings                          23,628        10,262      130.2%          62,528        24,042     160.1%
Interest on long-term funding                              32,087        13,806      132.4%          84,176        39,959     110.7%
                                               ---------------------------------           -------------------------------
 Total interest expense                                   109,313        51,259      113.3%         292,822       145,402     101.4%
                                               ---------------------------------           -------------------------------
Net Interest Income                                       164,078       133,216       23.2%         496,660       394,170      26.0%
Provision for loan losses                                   3,345             -         N/M           9,343        11,065    (15.6%)
                                               ---------------------------------           -------------------------------
Net interest income after provision for
 loan losses                                              160,733       133,216       20.7%         487,317       383,105      27.2%
Noninterest Income
Trust service fees                                          8,667         7,773       11.5%          25,962        23,684       9.6%
Service charges on deposit accounts                        22,830        13,672       67.0%          63,710        39,210      62.5%
Mortgage banking, net                                      12,000           618         N/M          24,260        14,285      69.8%
Credit card and other nondeposit fees                       9,505         6,253       52.0%          27,406        17,998      52.3%
Retail commissions                                         12,905        11,925        8.2%          42,980        34,444      24.8%
Bank owned life insurance income                            2,441         3,580     (31.8%)           6,920        10,576    (34.6%)
Asset sale gains, net                                         942           309         N/M           1,179           749        N/M
Investment securities gains (losses), net                   1,446           (6)         N/M           2,937         1,356        N/M
Other                                                       6,229         3,034      105.3%          14,688         8,908      64.9%
                                               ---------------------------------           -------------------------------
 Total noninterest income                                  76,965        47,158       63.2%         210,042       151,210      38.9%
Noninterest Expense
Personnel expense                                          66,403        53,467       24.2%         206,322       159,355      29.5%
Occupancy                                                   9,412         6,939       35.6%          28,674        21,275      34.8%
Equipment                                                   4,199         3,022       38.9%          12,431         8,899      39.7%
Data processing                                             7,129         5,865       21.6%          20,150        17,666      14.1%
Business development and advertising                        4,570         3,990       14.5%          12,662        10,704      18.3%
Stationery and supplies                                     1,599         1,214       31.7%           5,087         3,869      31.5%
Other intangible amortization                               1,903           935      103.5%           6,189         2,651     133.5%
Other                                                      22,133        13,599       62.8%          63,409        43,483      45.8%
                                               ---------------------------------           -------------------------------
 Total noninterest expense                                117,348        89,031       31.8%         354,924       267,902      32.5%
                                               ---------------------------------           -------------------------------
Income before income taxes                                120,350        91,343       31.8%         342,435       266,413      28.5%
Income tax expense                                         39,315        27,977       40.5%         109,915        78,982      39.2%
                                               ---------------------------------           -------------------------------
Net Income                                                $81,035       $63,366       27.9%        $232,520      $187,431      24.1%
                                               =================================           ===============================

Earnings Per Share:
  Basic                                                     $0.63         $0.58        8.6%           $1.80         $1.70       5.9%
  Diluted                                                   $0.63         $0.57       10.5%           $1.79         $1.68       6.5%
Average Shares Outstanding:
  Basic                                                   127,875       110,137       16.1%         128,825       110,182      16.9%
  Diluted                                                 129,346       111,699       15.8%         130,252       111,614      16.7%

N/M - Not meaningful.

Consolidated Statements of Income (Unaudited) - Quarterly Trend
Associated Banc-Corp
(in thousands, except per share amounts)           3Q05        2Q05         1Q05         4Q04        3Q04
---------------------------------------------------------------------------------------------------------------
Interest Income
Interest and fees on loans                         $223,202     $213,420     $200,309    $179,612     $142,389
Interest and dividends on investment securities
 and deposits in other financial institutions:
  Taxable                                            40,050       41,834       41,034      37,631       31,590
  Tax-exempt                                          9,755        9,507        9,723      10,047       10,255
Interest on federal funds sold and securities
 purchased under agreements to resell                   384          182           82         260          241
                                               ----------------------------------------------------------------
 Total interest income                              273,391      264,943      251,148     227,550      184,475
Interest Expense
Interest on deposits                                 53,598       48,087       44,433      36,835       27,191
Interest on short-term borrowings                    23,628       21,731       17,169      14,898       10,262
Interest on long-term funding                        32,087       28,451       23,638      17,360       13,806
                                               ----------------------------------------------------------------
 Total interest expense                             109,313       98,269       85,240      69,093       51,259
                                               ----------------------------------------------------------------
Net Interest Income                                 164,078      166,674      165,908     158,457      133,216
Provision for loan losses                             3,345        3,671        2,327       3,603            -
                                               ----------------------------------------------------------------
Net interest income after provision for
 loan losses                                        160,733      163,003      163,581     154,854      133,216
Noninterest Income
Trust service fees                                    8,667        8,967        8,328       8,107        7,773
Service charges on deposit accounts                  22,830       22,215       18,665      16,943       13,672
Mortgage banking, net                                12,000        2,376        9,884       6,046          618
Credit card and other nondeposit fees                 9,505        8,790        9,111       8,183        6,253
Retail commissions                                   12,905       15,370       14,705      12,727       11,925
Bank owned life insurance income                      2,441        2,311        2,168       2,525        3,580
Asset sale gains (losses), net                          942          539        (302)         432          309
Investment securities gains (losses), net             1,446        1,491            -       (719)          (6)
Other                                                 6,229        (355)        8,814       4,793        3,034
                                               ----------------------------------------------------------------
 Total noninterest income                            76,965       61,704       71,373      59,037       47,158
Noninterest Expense
Personnel expense                                    66,403       66,934       72,985      65,193       53,467
Occupancy                                             9,412        9,374        9,888       8,297        6,939
Equipment                                             4,199        4,214        4,018       3,855        3,022
Data processing                                       7,129        6,728        6,293       5,966        5,865
Business development and advertising                  4,570        4,153        3,939       4,271        3,990
Stationery and supplies                               1,599        1,644        1,844       1,567        1,214
Other intangible amortization                         1,903        2,292        1,994       1,699          935
Other                                                22,133       20,995       20,281      19,119       13,599
                                               ----------------------------------------------------------------
 Total noninterest expense                          117,348      116,334      121,242     109,967       89,031
                                               ----------------------------------------------------------------
Income before income taxes                          120,350      108,373      113,712     103,924       91,343
Income tax expense                                   39,315       34,358       36,242      33,069       27,977
                                               ----------------------------------------------------------------
Net Income                                          $81,035     $ 74,015     $ 77,470    $ 70,855     $ 63,366
                                               ================================================================

Earnings Per Share:
  Basic                                               $0.63        $0.57        $0.60       $0.57        $0.58
  Diluted                                             $0.63        $0.57        $0.59       $0.57        $0.57
Average Shares Outstanding:
  Basic                                             127,875      128,990      129,781     123,509      110,137
  Diluted                                           129,346      130,463      131,358     125,296      111,699

Selected Quarterly Information
Associated Banc-Corp
(in thousands, except per share & full time equivalent employee data)   YTD 2005      YTD 2004   3rd Qtr 2005  2nd Qtr 2005  1st Qtr 2005 4th Qtr 2004 3rd Qtr 2004
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
Summary of Operations
Net interest income                                                         496,660       394,170      164,078       166,674       165,908      158,457      133,216
Provision for loan losses                                                     9,343        11,065        3,345         3,671         2,327        3,603            -
Asset sale gains (losses), net                                                1,179           749          942           539         (302)          432          309
Investment securities gains (losses), net                                     2,937         1,356        1,446         1,491             -        (719)          (6)
Noninterest income (excluding securities & asset gains)                     205,926       149,105       74,577        59,674        71,675       59,324       46,855
Noninterest expense                                                         354,924       267,902      117,348       116,334       121,242      109,967       89,031
Income before income taxes                                                  342,435       266,413      120,350       108,373       113,712      103,924       91,343
Income taxes                                                                109,915        78,982       39,315        34,358        36,242       33,069       27,977
Net income                                                                  232,520       187,431       81,035        74,015        77,470       70,855       63,366
Taxable equivalent adjustment                                                18,743        19,186        6,347         6,174         6,222        6,342        6,395
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
Per Common Share Data (1)
Net income:
  Basic                                                                       $1.80         $1.70        $0.63         $0.57         $0.60        $0.57        $0.58
  Diluted                                                                      1.79          1.68         0.63          0.57          0.59         0.57         0.57
Dividends                                                                    0.7900        0.7267       0.2700        0.2700        0.2500       0.2500       0.2500
Market Value:
  High                                                                       $34.74        $32.19       $34.74        $33.89        $33.50       $34.85       $32.19
  Low                                                                         30.11         27.09        30.29         30.11         30.60        32.08        28.81
  Close                                                                       30.48         32.07        30.48         33.58         31.23        33.23        32.07
Book value                                                                    16.12         13.19        16.12         15.80         15.62        15.56        13.19
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
Performance Ratios (annualized)
Earning assets yield                                                          5.68%         5.12%        5.83%         5.71%         5.51%        5.31%        5.14%
Interest-bearing liabilities rate                                              2.40          1.58         2.66          2.42          2.13         1.85         1.64
Net interest margin                                                            3.62          3.79         3.56          3.63          3.68         3.74         3.76
Return on average assets                                                       1.51          1.62         1.56          1.44          1.54         1.49         1.60
Return on average equity                                                      15.33         18.00        15.85         14.62         15.52        15.46        17.76
Return on tangible average equity (2)                                         23.78         21.98        24.55         22.65         24.13        22.47        21.69
Efficiency ratio (3)                                                          49.20         47.63        47.90         50.03         49.73        49.07        47.75
Effective tax rate                                                            32.10         29.65        32.67         31.70         31.87        31.82        30.63
Dividend payout ratio (4)                                                     43.89         42.75        42.86         47.37         41.67        43.86        43.10
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
Average Balances
Assets                                                                  $20,550,636   $15,495,898  $20,607,901   $20,574,770   $20,467,698  $18,956,445  $15,730,451
Earning assets                                                           18,878,583    14,452,594   18,960,035    18,916,921    18,756,555   17,437,618   14,688,914
Interest-bearing liabilities                                             16,181,956    12,232,593   16,198,492    16,207,719    16,139,002   14,761,878   12,381,407
Loans                                                                    14,075,913    10,609,581   14,163,827    14,084,246    13,977,621   12,858,394   10,708,701
Deposits                                                                 12,186,667     9,636,138   12,133,719    12,069,719    12,359,040   11,658,646    9,621,557
Stockholders' equity                                                      2,027,672     1,391,116    2,027,785     2,030,929     2,024,265    1,822,715    1,419,600
Stockholders' equity / assets                                                 9.87%         8.98%        9.84%         9.87%         9.89%        9.62%        9.02%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
At Period End
Assets                                                                                             $20,741,731   $20,753,714   $20,502,442  $20,520,136  $16,135,761
Loans                                                                                               14,107,137    14,054,506    13,923,196   13,881,887   10,830,627
Allowance for loan losses                                                                              190,080       190,024       189,917      189,762      175,007
Goodwill                                                                                               679,993       679,993       679,993      679,993      232,564
Mortgage servicing rights, net                                                                          78,688        74,103        78,182       76,247       45,555
Other intangible assets                                                                                 37,004        38,907        41,199       43,193       24,308
Deposits                                                                                            12,181,025    12,098,631    12,193,904   12,786,239    9,677,273
Stockholders' equity                                                                                 2,062,565     2,018,435     2,025,071    2,017,419    1,453,465
Stockholders' equity / assets                                                                            9.94%         9.73%         9.88%        9.83%        9.01%
Tangible equity / tangible assets (5)                                                                    6.72%         6.49%         6.59%        6.54%        7.54%
Shares outstanding, end of period                                                                      127,985       127,743       129,622      129,695      110,206
Shares repurchased during period                                                                             -         2,111           411          376            -
Average per share cost of shares repurchased during period                                                  $-        $33.10        $32.76       $33.25           $-
Year-to-date shares repurchased during period                                                            2,522         2,522           411        1,073          697
YTD average per share cost of shares repurchased during period                                          $33.05        $33.05        $32.76       $30.43       $28.91
---------------------------------------------------------------------------------------------------------------------------------------------------------------------
Selected trend information
Average full time equivalent employees                                                                   4,815         4,889         5,132        4,746        3,979
Trust assets under management, at market value                                                      $4,900,000    $4,800,000    $4,700,000   $4,600,000   $4,400,000
Mortgage loans originated for sale                                                                     498,343       385,677       337,406      427,951      253,917
Portfolio serviced for others                                                                        9,492,000     9,479,000     9,528,000    9,543,000    6,011,000
Mortgage servicing rights, net / Portfolio serviced for others                                           0.83%         0.78%         0.82%        0.80%        0.76%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------

(1) Per share data adjusted retroactively for stock splits and stock dividends.
(2) Return on tangible average equity = Net income divided by average equity excluding average goodwill and other intangible assets.  This is a non-GAAP financial measure.
(3) Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset sales gains, net.
(4) Ratio is based upon basic earnings per share.
(5) Tangible equity to tangible assets = Stockholders' equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets. This is a non-GAAP financial measure.

-----------------------------------------------------------------------------------------------------------------------------------------------------------
Financial Summary and Comparison
Associated Banc-Corp                                  Three months ended                            Nine months ended
                                                         September 30,                               September 30,
                                                --------------------------------------------------------------------------------------------
(in thousands)                                       2005            2004         % Change         2005           2004         % Change
--------------------------------------------------------------------------------------------------------------------------------------------
Allowance for Loan Losses
Beginning balance                                      $190,024        $177,980           6.8%       $189,762       $177,622           6.8%
Provision for loan losses                                 3,345               -            N/M          9,343         11,065        (15.6%)
Charge offs                                             (5,268)         (3,770)          39.7%       (16,601)       (16,492)           0.7%
Recoveries                                                1,979             797         148.3%          7,576          2,812         169.4%
                                                --------------------------------              -------------------------------
Net charge offs                                         (3,289)         (2,973)          10.6%        (9,025)       (13,680)        (34.0%)
                                                --------------------------------              -------------------------------
Ending Balance                                         $190,080        $175,007           8.6%       $190,080       $175,007           8.6%
                                                ================================              ===============================
-----------------------------------------------------------------------------------------------------------------------------------------------------------

Credit Quality                                                                  3Q05 vs 2Q05                                                3Q05 vs 3Q04
                                                 Sept 30, 2005  June 30, 2005     % Change     Mar 31, 2005   Dec 31, 2004   Sept 30, 2004    % Change
                                                -----------------------------------------------------------------------------------------------------------
Nonaccrual loans                                       $107,298        $109,698         (2.2%)       $ 99,835       $112,761       $ 81,124          32.3%
Loans 90 or more days past due and still
accruing                                                  3,354           2,806          19.5%          3,068          2,153         10,309        (67.5%)
Restructured loans                                           33              35         (5.7%)             36             37             39        (15.4%)
                                                --------------------------------              ----------------------------------------------
 Total nonperforming loans                              110,685         112,539         (1.6%)        102,939        114,951         91,472          21.0%
Other real estate owned                                  10,017           3,685         171.8%          4,019          3,915          4,526         121.3%
                                                --------------------------------              ----------------------------------------------
 Total nonperforming assets                             120,702         116,224           3.9%        106,958        118,866         95,998          25.7%
                                                ================================              ==============================================
Provision for loan losses                                 3,345           3,671         (8.9%)          2,327          3,603              -            N/M
Net charge offs                                           3,289           3,564         (7.7%)          2,172          3,598          2,973          10.6%

Allowance for loan losses / loans                         1.35%           1.35%                         1.36%          1.37%          1.62%
Allowance for loan losses / nonperforming loans          171.73          168.85                        184.49         165.08         191.32
Nonperforming loans / total loans                          0.78            0.80                          0.74           0.83           0.84
Nonperforming assets / total assets                        0.58            0.56                          0.52           0.58           0.59
Net charge offs / average loans (annualized)               0.09            0.10                          0.06           0.11           0.11
Year-to-date net charge offs / average loans               0.09            0.08                          0.06           0.15           0.17
--------------------------------------------------------------------------------------------------------------------------------------------

Period End Loan Composition                                                     3Q05 vs 2Q05                                                3Q05 vs 3Q04
                                                 Sept 30, 2005  June 30, 2005     % Change     Mar 31, 2005   Dec 31, 2004   Sept 30, 2004    % Change
                                                -----------------------------------------------------------------------------------------------------------
Commercial, financial & agricultural                 $3,213,656      $3,086,663           4.1%     $2,852,462     $2,803,333     $2,479,764          29.6%
Real estate - construction                            1,519,681       1,640,941         (7.4%)      1,569,013      1,459,629      1,152,990          31.8%
Commercial real estate                                3,648,169       3,650,726         (0.1%)      3,813,465      3,933,131      3,242,009          12.5%
Lease financing                                          57,270          53,270           7.5%         50,181         50,718         49,423          15.9%
                                                --------------------------------              ----------------------------------------------
  Commercial                                          8,438,776       8,431,600           0.1%      8,285,121      8,246,811      6,924,186          21.9%
Home equity (a)                                       1,878,436       1,806,236           4.0%      1,744,676      1,866,485      1,290,436          45.6%
Installment                                           1,024,356       1,025,621         (0.1%)      1,048,510      1,054,011        672,806          52.3%
                                                --------------------------------              ----------------------------------------------
  Retail                                              2,902,792       2,831,857           2.5%      2,793,186      2,920,496      1,963,242          47.9%
  Residential mortgage                                2,765,569       2,791,049         (0.9%)      2,844,889      2,714,580      1,943,199          42.3%
                                                --------------------------------              ----------------------------------------------
  Total loans                                       $14,107,137     $14,054,506           0.4%    $13,923,196    $13,881,887    $10,830,627          30.3%
                                                ================================              ==============================================

 (a) Home equity includes home equity lines and residential mortgage junior liens.
Period End Deposit Composition                                                   3Q05 vs 2Q05                                               3Q05 vs 3Q04
                                                  Sept 30, 2005   June 30, 2005    % Change     Mar 31, 2005   Dec 31, 2004  Sept 30, 2004    % Change
                                                 ---------------------------------------------------------------------------------------------------------
Demand                                                 $2,256,774     $2,250,482          0.3%      $2,156,592    $2,347,611      $1,867,905        20.8%
Savings                                                 1,074,234      1,117,922        (3.9%)       1,137,120     1,116,158         936,975        14.6%
Interest-bearing demand                                 2,252,711      2,227,188          1.1%       2,485,548     2,854,880       2,334,072       (3.5%)
Money market                                            2,240,606      2,094,796          7.0%       2,112,490     2,083,717       1,516,423        47.8%
Brokered CDs                                              407,459        491,781       (17.1%)         218,111       361,559         186,326       118.7%
Other time deposits                                     3,949,241      3,916,462          0.8%       4,084,043     4,022,314       2,835,572        39.3%
                                                 --------------------------------             -----------------------------------------------
  Total deposits                                      $12,181,025    $12,098,631          0.7%     $12,193,904   $12,786,239      $9,677,273        25.9%
                                                 ================================             ===============================================
---------------------------------------------------------------------------------------------------------------------------------------------

N/M - Not meaningful.

------------------------------------------------------------------------------------------------------------------------------------------
Net Interest Income Analysis - Taxable
Equivalent Basis
Associated Banc-Corp                         Nine months ended September 30, 2005             Nine months ended September 30, 2004
                                       ---------------------------------------------------------------------------------------------------
                                           Average          Interest         Average        Average         Interest          Average
(in thousands)                             Balance      Income / Expense   Yield / Rate     Balance     Income / Expense    Yield / Rate
                                       ---------------------------------------------------------------------------------------------------

Earning assets:
Loans: (1) (2) (3)
Commercial                                  $8,356,785            $375,704         5.93%    $6,668,508            $246,765          4.86%
Residential mortgage                         2,865,319             119,614          5.56     2,042,406              86,403           5.63
Retail                                       2,853,809             142,965          6.68     1,898,667              82,655           5.81
                                       ------------------------------------             -----------------------------------
Total loans                                 14,075,913             638,283          6.01    10,609,581             415,823           5.18
Investments and other                        4,802,670             169,942          4.72     3,843,013             142,935           4.96
                                       ------------------------------------             -----------------------------------
Total earning assets                        18,878,583             808,225          5.68    14,452,594             558,758           5.12
Other assets, net                            1,672,053                                       1,043,304
                                       ----------------                                 ---------------
Total assets                               $20,550,636                                     $15,495,898
                                       ================                                 ===============

Interest-bearing liabilities:
Savings deposits                            $1,116,871              $3,077         0.37%      $927,876              $2,528          0.36%
Interest-bearing demand deposits             2,380,397              19,530          1.10     2,366,312              14,186           0.80
Money market deposits                        2,140,763              28,505          1.78     1,530,856               9,247           0.81
Time deposits, excluding Brokered CDs        3,996,324              86,545          2.90     2,844,147              53,227           2.50
                                       ------------------------------------             -----------------------------------
Total interest-bearing deposits,             9,634,355             137,657          1.91     7,669,191              79,188           1.38
excluding Brokered CDs
Brokered CDs                                   364,381               8,461          3.10       216,371               2,213           1.37
                                       ------------------------------------             -----------------------------------
Total interest-bearing deposits              9,998,736             146,118          1.95     7,885,562              81,401           1.38
Wholesale funding                            6,183,220             146,704          3.13     4,347,031              64,001           1.94
                                       ------------------------------------             -----------------------------------
Total interest-bearing liabilities          16,181,956             292,822          2.40    12,232,593             145,402           1.58
Noninterest-bearing demand                   2,187,931                                       1,750,576
Other liabilities                              153,077                                         121,613
Stockholders' equity                         2,027,672                                       1,391,116
                                       ----------------                                 ---------------
Total liabilities and stockholders'
equity                                     $20,550,636                                     $15,495,898
                                       ================                                 ===============

                                                      ---------------------                           ---------------------
Net interest income and rate spread (1)                           $515,403         3.28%                          $413,356          3.54%
                                                      =====================                           =====================
Net interest margin (1)                                                            3.62%                                            3.79%
Taxable equivalent adjustment                                     $ 18,743                                        $ 19,186
                                                      =====================                           =====================
------------------------------------------------------------------------------------------------------------------------------------------

                                             Three months ended September 30, 2005            Three months ended September 30, 2004
                                       ---------------------------------------------------------------------------------------------------
                                           Average          Interest         Average        Average         Interest          Average
                                           Balance      Income / Expense   Yield / Rate     Balance     Income / Expense    Yield / Rate
                                       ---------------------------------------------------------------------------------------------------

Earning assets:
Loans: (1) (2) (3)
Commercial                                  $8,411,678            $134,503         6.26%    $6,787,476            $ 85,971          4.96%
Residential mortgage                         2,880,685              40,253          5.56     1,982,929              27,993           5.62
Retail                                       2,871,464              48,940          6.78     1,938,296              28,668           5.88
                                       ------------------------------------             -----------------------------------
Total loans                                 14,163,827             223,696          6.22    10,708,701             142,632           5.25
Investments and other                        4,796,208              56,042          4.67     3,980,213              48,238           4.85
                                       ------------------------------------             -----------------------------------
Total earning assets                        18,960,035             279,738          5.83    14,688,914             190,870           5.14
Other assets, net                            1,647,866                                       1,041,537
                                       ----------------                                 ---------------
Total assets                               $20,607,901                                     $15,730,451
                                       ================                                 ===============

Interest-bearing liabilities:
Savings deposits                            $1,097,955              $1,024         0.37%      $945,881                $844          0.35%
Interest-bearing demand deposits             2,193,600               6,107          1.10     2,338,492               4,615           0.79
Money market deposits                        2,198,538              11,822          2.13     1,516,812               3,294           0.86
Time deposits, excluding Brokered CDs        3,913,389              30,395          3.08     2,771,249              17,488           2.51
                                       ------------------------------------             -----------------------------------
Total interest-bearing deposits,             9,403,482              49,348          2.08     7,572,434              26,241           1.38
excluding Brokered CDs
Brokered CDs                                   487,305               4,250          3.46       235,844                 950           1.60
                                       ------------------------------------             -----------------------------------
Total interest-bearing deposits              9,890,787              53,598          2.15     7,808,278              27,191           1.39
Wholesale funding                            6,307,705              55,715          3.47     4,573,129              24,068           2.07
                                       ------------------------------------             -----------------------------------
Total interest-bearing liabilities          16,198,492             109,313          2.66    12,381,407              51,259           1.64
Noninterest-bearing demand                   2,242,932                                       1,813,279
Other liabilities                              138,692                                         116,165
Stockholders' equity                         2,027,785                                       1,419,600
                                       ----------------                                 ---------------
Total liabilities and stockholders'
equity                                     $20,607,901                                     $15,730,451
                                       ================                                 ===============

                                                      ---------------------                           ---------------------
Net interest income and rate spread (1)                           $170,425         3.17%                          $139,611          3.50%
                                                      =====================                           =====================
Net interest margin (1)                                                            3.56%                                            3.76%
Taxable equivalent adjustment                                       $6,347                                          $6,395
                                                      =====================                           =====================

------------------------------------------------------------------------------------------------------------------------------------------

(1) The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2) Nonaccrual loans and loans held for sale have been included in the average balances.

(3) Interest income includes net loan fees.